ADVANCED SERIES TRUST

AST UBS Dynamic Alpha Portfolio

Supplement dated September 5, 2008 to the Prospectus dated May 1, 2008

1.

Effective immediately, the Average annual total returns for periods ended 12/31/07 table under the heading Risk/Return Summary – Past Performance: Asset Allocation Portfolios – AST UBS Dynamic Alpha Portfolio is hereby deleted and replaced with the following.

Average annual total returns for periods ended 12/31/07
	1 Year	5 Years	10 Years
Portfolio	1.94%	9.98%	4.59%
Merrill Lynch US Treasury 1-5 Year Index*	8.16%	3.31%	5.08%

2.

Effective immediately, the footnote beneath the Average annual total returns for periods ended 12/31/07 table under the heading Risk/Return Summary – Past Performance: Asset Allocation Portfolios – AST UBS Dynamic Alpha Portfolio is hereby deleted and replaced with the following.

*The Merrill Lynch US Treasury 1-5 Year Index is a sub-index of the Merrill Lynch Treasury Master Index. It includes issues in the form of publicly placed, coupon-bearing U.S. Treasury debt. Issues must carry a term to maturity of at least one year.

**AST UBS Dynamic Alpha Portfolio ("the Portfolio"), formerly the AST Global Allocation Portfolio, commenced operations on May 1, 2007.  5-year and 10-year performance figures for the Portfolio reflect performance from before May 1, 2007, which is not representative of the current subadviser or investment strategy.

ASTSUP6